Exhibit 10.5.1

Access Anytime Bancorp, Inc.

SUBSCRIPTION AGREEMENT

Access Anytime Bancorp, Inc.

Attn:  N.R. Corzine

5210 Eubank Blvd. N.E.

Albuquerque, New Mexico 87111

Ladies and Gentlemen:

1.                                       Subscription.  This Subscription Agreement, when and if accepted by Access Anytime Bancorp, Inc., a Delaware corporation (the “Company”), shall constitute a subscription for the shares identified in the following sentence.  Subject to the terms and conditions hereof, the undersigned, intending to be legally bound, hereby irrevocably agrees to purchase from the Company,                  shares of common stock, $0.01 par value per share (the “Common Stock”), at a purchase price per share of $13.00, for an aggregate purchase price of $                        .

2.                                       Payment.  The undersigned encloses herewith a certified or cashier’s check payable to the Company for the full amount of the purchase price of the shares being subscribed for.  The undersigned acknowledges and understands that the funds deposited with the Company will be deposited in an interest bearing account until the expiration of the offering.

3.                                       Acceptance of Subscription.  The undersigned understands and agrees that the Company in its sole discretion reserves the right to reject this or any other subscription for shares in whole or in part, notwithstanding prior receipt by the undersigned of notice of acceptance and that the offering of the Common Stock is being made only to institutional investors and residents of certain states. If this subscription is rejected in whole or in part, the Company shall promptly return all funds received from the undersigned to the undersigned with interest thereon, and this Subscription Agreement shall thereafter be of no further force or effect. The undersigned understands and agrees that it/he/she must purchase at least 5,000 shares of Common Stock in order to participate in this offering. Further, the undersigned understands and agrees that this subscription is subject to each of the following terms and conditions:

(a)                                  Any shares issued and delivered on account of this subscription will be issued in the name of and delivered only to the undersigned; and

(b)                                 This subscription may not be terminated or revoked by the Subscriber without the prior written consent of the Company.

4.                                       Representations and Warranties.  The undersigned hereby acknowledges, represents, and warrants to, and agrees with, the Company as follows:

(a)                                  the undersigned understands that the offering and sale of the shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Regulation D of the Securities and Exchange Commission and in accordance with and in furtherance thereof, the undersigned represents and warrants to and agrees with the Company as follows:

(i)                                     the undersigned, or in the case of an entity its representatives, has read the Company’s reports and other filings it makes with the Securities and Exchange Commission and has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering, and all such questions have been answered to the full satisfaction of the undersigned;

(ii)                                  no oral or written representations have been made other than as stated in this Subscription Agreement, and no oral or written information furnished to the undersigned, or in the case of an entity its advisor(s), in connection with the offering were in any way inconsistent with the information stated herein;

(iii)                               the undersigned, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Stock, and has so evaluated the merits and risks of such investment and is able to bear the economic risk of an investment in the Common Stock and, at the present time, is able to afford a complete loss of such investment;

(iv)                              the undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment, and the undersigned has relied on the advice of, or has consulted with, the undersigned’s own advisors;

(v)                                 the undersigned understands that the shares being acquired hereby have not been registered under the Securities Act or under the Blue Sky or other securities laws of any state, and, therefore, that it must bear the economic risk of the investment for an indefinite period of time as the shares cannot be sold or offered for sale unless the shares are subsequently so registered or the Company receives an acceptable opinion of counsel to the effect that the shares may be transferred without violation of the registration requirements of the Securities Act and related state securities laws;

(vi)                              if the undersigned is an individual, he or she has reached the age of majority in his or her state of residence, has adequate means of providing for the undersigned’s current financial needs and contingencies, is able to bear the substantial financial risks of an investment in the shares for any indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investments; and

(vii)                           the undersigned is not purchasing the Common Stock as a result of an advertisement, article, notice or other communication regarding the Common Stock published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(viii)                        If the undersigned is a partnership, corporation, limited liability company or other entity, (x) the undersigned is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and otherwise to carry out its obligations hereunder; (y) the purchase by the undersigned of the Common Stock hereunder has been duly authorized by all necessary action on the part of the undersigned; and (z) this Subscription Agreement has been duly executed by the undersigned, and when delivered by the undersigned in accordance with the terms hereof, will constitute the valid and legally binding obligation of the undersigned, enforceable against it in accordance with its terms.

(b)                                 the undersigned meets the requirements of one of the subparagraphs listed below (please insert your initials in the appropriate place next to the description applicable to you):

(i)                                     a natural person who had individual income of more than $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year;

(ii)                                  a natural person whose individual net worth, or joint net worth with that person’s spouse, is in excess of $1,000,000;

(iii)                               a director or executive officer of the Company;

(iv)                              a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, such plan having total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or where the employee benefit plan has total assets in excess of $5,000,000 or, where, if a self-directed plan, the investment decisions are made solely by persons meeting the requirements of at least one of the definitions of these subparagraphs;

(v)                                 a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(vi)                              an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(vii)                           a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; or

(viii)                        an entity in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

(c)                                  the undersigned acknowledges:

(i)                                     that the Subscriber is aware that investment in the shares involves a number of very significant risks; and

(ii)                                  the representations, warranties, and agreements of the undersigned contained herein shall survive the execution and delivery of this Subscription Agreement and the purchase of the shares.

5.                                       Restrictions on Transferability Restrictive Legend.  The undersigned acknowledges and agrees that it/he/she will not attempt to transfer the shares of Common Stock being purchased hereunder until such time as the holding period restrictions of Rule 144(d) of the rules of regulations promulgated under the Securities Act shall have expired. In order to reflect the restrictions on disposition of the shares purchased hereunder, the stock certificates for such shares will be endorsed with substantially the following restrictive legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”) OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR LAWS

OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

6.                                       Indemnification.  The undersigned agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, and affiliates against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

7.                                       Irrevocability; Binding Effect.  The undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable, that, except as required by law, the undersigned is not entitled to cancel, terminate, or revoke this Subscription Agreement or any agreements of the undersigned hereunder, and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefits of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns.

8.                                       Modification.  Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

9.                                       Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section (9)).  Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof.

10.                                 Assignability.  This Subscription Agreement and the rights and obligations hereunder are not transferable or assignable by the undersigned.

11.                                 Applicable Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New Mexico as applied to residents of that state executing contracts wholly to be performed in that state, without regard to such state’s conflicts of laws provision.

12.                                 Entire Agreement.  This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to its subject matter and supersedes all prior agreements, whether written or oral.

[Remainder of page left intentionally blank; signature page follows]

IN WITNESS WHEREOF, I have executed this Agreement this              day of                         , 2004.

If the purchaser is an INDIVIDUAL, please complete the following:

Number of shares
being purchased:	Print Name

Signature of Investor

Social Security Number

Address:

If the purchaser is a PARTNERSHIP, CORPORATION, or TRUST, please complete the following:

Number of Shares
being purchased:

Name of Partnership, Corporation or Trust

By:

Name:

Title:
Address:

If the purchaser has indicated that the shares will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

Print name of Spouse or
Other Purchaser

Signature of Spouse or
Other Purchaser

Social Security Number

ACCEPTED AND AGREED:

Access Anytime Bancorp, Inc.

By:
Name:
Title:

Date:                                   , 2004